Exhibit 10.34

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of June 1, 2012, by and between DONEGAL GROUP INC. a Delaware corporation (the “Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the “Bank”); Witnesseth:

On June 21, 2010, the Borrower and the Bank executed and delivered that certain Credit Agreement (the “Original Credit Agreement”). The Original Credit Agreement was amended pursuant to a First Amendment to Credit Agreement (“First Amendment”) dated October 12, 2010, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Second Amendment to Credit Agreement (“Second Amendment”) dated June 1, 2011, by and between the Borrower and the Bank. The Original Credit Agreement as amended pursuant to the First Amendment and the Second Amendment is hereinafter called the “Credit Agreement.” The Borrower and the Bank have agreed to amend a certain provision of the Credit Agreement subject to and in accordance with this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower agree as follows:

1. Recitals. The Bank and the Borrower acknowledge that the above recitals to this Amendment are true and correct, and agree that the same are incorporated by reference into the body of this Amendment. Unless otherwise specifically defined herein, all terms defined by the provisions of the Credit Agreement shall have the same meanings ascribed to such terms by the provisions of the Credit Agreement when used herein.

2. Amendments to Credit Agreement.

2.1 The Credit Agreement is hereby amended by deleting the definition of the term “Credit Expiration Date” appearing in Article 1 of the Credit Agreement in its entirety and by substituting the following in lieu thereof:

““Credit Expiration Date” means July, 31, 2015.”

2.2 The Credit Agreement is hereby amended by deleting the third to the last sentence in Section 2.1 of the Credit Agreement in its entirety and by substituting the following in lieu thereof:

“If the Bank agrees to so extend the Credit Expiration Date the Borrower agrees to pay to the Bank a renewal fee in the amount of (a) from June 21, 2010, to and including May 31, 2012, .15% of the Credit Amount upon the Bank’s execution and delivery of the amendments described above; and (b) from June 1, 2012, and thereafter, .10% of the Credit Amount upon the Bank’s execution and delivery of the amendments described above .”

2.3 The Credit Agreement is hereby amended by deleting Section 6.15 of the Credit Agreement in its entirety and by substituting the following in lieu thereof:

“Section 6.15. Minimum Interest Coverage Ratio. Calculated on a rolling eight (8) quarter basis, permit as of the end of any fiscal quarter of the Borrower the Interest Coverage Ratio of the Borrower to be less than (a) from June 21, 2010, to and including May 31, 2012, 3 to 1; and (b) from June 1, 2012 and thereafter, 2 to 1.”

3. Representations and Warranties. The Borrower represents and warrants to the Bank that each and all of the representations and warranties of the Borrower in the Credit Agreement and the other Financing Documents are true and correct on the date hereof as if the same were made on the date hereof.

4. Amendment Only. This Amendment is only an agreement amending a certain provision of the Credit Agreement. All of the provisions of the Credit Agreement are incorporated herein by reference and shall continue in full force and effect as amended by this Amendment. The Borrower hereby ratifies and confirms all of its obligations, liabilities and indebtedness under the provisions of the Credit Agreement as amended by this Amendment. The Bank and the Borrower agree it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Borrower or any other party under the provisions of the Credit Agreement or under any of the other Financing Documents.

5. Applicable Law, Etc. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania and shall be binding upon and inure to the benefit of the Bank and the Borrower and their respective successors and assigns.

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SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment under their respective seals, the day and year first written above.

WITNESS/ATTEST:	DONEGAL GROUP INC.

/s/ Jeffrey D. Miller	By:	/s/ Donald H. Nikolaus	(Seal)
Jeffrey D. Miller		Donald H. Nikolaus
Senior Vice President and Chief Financial Officer		President and Chief Executive Officer

WITNESS:	MANUFACTURERS AND TRADERS TRUST COMPANY

/s/ Abby L. Smith	By:	/s/ Kellie M. Matthews	(Seal)
Abby L. Smith		Kellie M. Matthews, Administrative Vice President

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF Lancaster

On the 3rd day of May, in the year 2012, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Donald H. Nikolaus and Jeffrey D. Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

My Commission Expires:
Notary Public

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF YORK

On the 3rd day of May, in the year 2012, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Kellie M. Matthews, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

My Commission Expires:
Notary Public

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of December 5, 2012, by and between DONEGAL GROUP INC., a Delaware corporation (the “Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the “Bank”); Witnesseth:

On June 21, 2010, the Borrower and the Bank executed and delivered that certain Credit Agreement (the “Original Credit Agreement”). The Original Credit Agreement was amended pursuant to a First Amendment to Credit Agreement (“First Amendment”) dated October 12, 2010, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Second Amendment to Credit Agreement (“Second Amendment”) dated June 1, 2011, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Third Amendment to Credit Agreement (“Third Amendment”) dated June 1, 2012, by and between the Borrower and the Bank. The Original Credit Agreement as amended pursuant to the First Amendment, the Second Amendment and the Third Amendment is hereinafter called the “Credit Agreement.” The Borrower and the Bank have agreed to amend certain provisions of the Credit Agreement subject to and in accordance with this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower agree as follows:

1. Recitals. The Bank and the Borrower acknowledge that the above recitals to this Amendment are true and correct, and agree that the same are incorporated by reference into the body of this Amendment. Unless otherwise specifically defined herein, all terms defined by the provisions of the Credit Agreement shall have the same meanings ascribed to such terms by the provisions of the Credit Agreement when used herein.

2. Amendments to Credit Agreement.

2.1 The Credit Agreement is hereby amended by deleting Section 6.1 of the Credit Agreement in its entirety and by substituting the following in lieu thereof:

“ Section 6.1. Indebtedness. Without the prior written consent of the Bank (subject to the Bank’s sole discretion), create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness of the Borrower under this Agreement and the Note; (b) Capital Lease Obligations in an amount not to exceed Five Million Dollars ($5,000,000); (c) Indebtedness of the Borrower or its Subsidiaries existing as of the date of this Agreement, as the same may be refinanced or extended from time to time, so long as there is no increase in the principal amount outstanding thereunder; and (d) Subordinated Debt of the Borrower, provided the aggregate principal amount of such Subordinated Debt does not exceed Fifty Million Dollars ($50,000,000).”

2.2 The Credit Agreement is hereby amended by deleting Section 6.3 of the Credit Agreement in its entirety and by substituting the following in lieu thereof:

“ Section 6.3. Liens. Without the prior written consent of the Bank (subject to the Bank’s sole discretion), create, incur, assume or suffer to exist any Lien, upon or with, respect to any of its real or personal properties, now owned or hereafter acquired, except: (a) Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable, if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained; (b) Liens imposed by law, such as mechanic’s materialmen’s, landlord’s, warehousemen’s and carrier’s Liens, and other similar Liens, securing obligations incurred in the ordinary course of business that are not past due for more than forty-five (45) days, or that are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established; (c) Liens under workers’ compensation, unemployment insurance, social security or similar legislation (other than ERISA); (d) judgments and other similar Liens arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings; (e) easements, rights-of-way, restrictions and other similar encumbrances that, in the aggregate, do not materially interfere with the occupation, use and enjoyment by the Borrower or any of its Subsidiaries of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto; (f) Liens consisting of pledges or deposits of property to secure performance in connection with operating leases made in the ordinary course of business to which the Borrower or any Subsidiary is a party as lessee, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed fifteen percent (15%) of the annual fixed rentals payable under such lease, and (g) deposits the Insurance Subsidiaries are required to maintain with state insurance departments in the states in which they do business.”

3. Representations and Warranties. The Borrower represents and warrants to the Bank that each and all of the representations and warranties of the Borrower in the Credit Agreement and the other Financing Documents are true and correct on the date hereof as if the same were made on the date hereof.

4. Amendment Only. This Amendment is only an agreement amending certain provisions of the Credit Agreement. All of the provisions of the Credit Agreement are incorporated herein by reference and shall continue in full force and effect as amended by this Amendment. The Borrower hereby ratifies and confirms all of its obligations, liabilities and indebtedness under the provisions of the Credit Agreement as amended by this Amendment. The Bank and the Borrower agree it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Borrower or any other party under the provisions of the Credit Agreement or under any of the other Financing Documents.

5. Amendment Fee. In consideration for the Bank agreeing to the amendment to the Credit Agreement set forth herein, the Borrower agrees to pay to the Bank an amendment fee in the amount of $2,500.00.

6. Applicable Law, Etc. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania and shall be binding upon and inure to the benefit of the Bank and the Borrower and their respective successors and assigns.

SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment under their respective seals, the day and year first written above.

WITNESS/ATTEST:	DONEGAL GROUP INC.

/s/ Jeffrey D. Miller	By:	/s/ Donald H. Nikolaus	(Seal)
Jeffrey D. Miller		Donald H. Nikolaus
Senior Vice President and Chief Financial Officer		President and Chief Executive Officer

WITNESS:	MANUFACTURERS AND TRADERS TRUST COMPANY

/s/ Abby L. Smith	By:	/s/ Kellie M. Matthews	(Seal)
Abby L. Smith		Kellie M. Matthews, Administrative Vice President

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF LANCASTER

On the 3rd day of December, in the year 2012, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Donald H. Nikolaus and Jeffrey D. Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

My Commission Expires:
Notary Public

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF YORK

On the 3rd day of December, in the year 2012, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Kellie M. Matthews, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

My Commission Expires:
Notary Public

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